Exhibit 10.1.64

FOIA CONFIDENTIAL TREATMENT REQUESTED
PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

PAGE OF PAGES
1 | 4
2. AMENDMENT/MOD IFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.		PROJECT NO. (If applicable)
P00056		See Block 16C	See Schedule
6. ISSUED BY	CODE	[**Redacted**]	7. ADMINISTERED BY (If other than Item 6)	CODE	[**Redacted**]
[**Redacted**]			[**Redacted**]
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) DIGITALGLOBE, INC. Attn: [**Redacted**] 1300 W 120TH AVENUE WESTMINSTER CO 80234			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021013CN002
CODE 1CGQ7		FACILITY CODE	10B, DATED (SEE ITEM 13) 07/30/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                                      ☐ is extended,     ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule	Net Increase:	[**Redacted**]
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDERIS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTALAGR EEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
X	Incremental Funding IAW Paragraph B.10
E. IMPORTANT:	Contractor ☒ is not. ☐ is required to sign this document and return copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:     31-1420852

DUNS Number:    789638418

The purpose of this modification is to provide funding in the amount of [**Redacted**] under contract line item (CLIN) 0701, Service Level Agreement for Pixel & Imagery Acquisition/ Operations (Baseline Collection Capacity). The total funding obligated under the contract increases by [**Redacted**] from [**Redacted**] to [**Redacted**].

CLIN 0701 Service Level Agreement is incrementally funded through 15-June-2018.

The total value of the Contract remains unchanged.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**Redacted**]
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA [**Redacted**]	16.C. DATE SIGNED [**Redacted**]
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00056	PAGE	OF
		2	4

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

1.  Under Section B, Supplies or Services and Prices/Costs, Paragraph 8.7 Total Contract Price/Total Contract. Funding, (change pages 22 and 23 are attached hereto):

a.   Under; CLIN Series 0700, Contract Year 8:

(1)  Under CLIN 0701, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price column is unchanged.

(2)  Under Subtotal Contract Year 8, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price column is unchanged.

c. Under Total Contract Value with Options;  the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price column is unchanged.

2. Under Section G, Contract Administration Data, Paragraph G .6, Accounting and Appropriation Data, the table is revised to reflect the [**Redacted**] obligation under CLIN 0701 Sub-CLINs 070105 and 070106. Change page 34b is attached hereto.

Discount Terms:

Net 30

Payment:

[**Redacted**]

FOB: Destination

Period of Performance: 09/01/2013 to 08/31/2018

Change Item 0701 to read as follows (amount shown

is the obligated amount):

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00056	PAGE	OF
		3	4

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
0701

Commercial Satellite Imagery - Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity} . $300,000,000.00 per year

CLIN VALUE: [**Redacted**]

Product/Service Code : 7640

Product/Service Description: MAPS, ATLASES; CHARTS, & GLOBES

Change Item 070105 to read as follows(amount shown is the obligated amount} :

[**Redacted**]
070105

Commercial Satellite Imagery - SLA Funding

CLIN VALUE: [**Redacted**]

Product/Service Code:   7640

Product/Service Description: MAPS, ATLASES, CHARTS , & GLOBES

Requisition No: [**Redacted**]

Accounting Info:

[**Redacted**]

Funded: [**Redacted**]

Accounting Info :

[**Redacted**]

Funded: [**Redacted**]

Change Item 070106 to read as follows (amount shown is the obligated amount} :

[**Redacted**]
070106

Commercial Satellite Imagery - SLA Funding CLIN VALUE : [**Redacted**]

Product/Service Code:   7640

Product/Service Description: MAPS , ATLASES; CHARTS, & GLOBES

Requisition No: [**Redacted**]

Accounting Info:

[**Redacted**]

Funded:

[**Redacted**]

Accounting Info

[**Redacted**]

Funded: [**Redacted**]

Continued ...

[**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00056	PAGE	OF
		4	4

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

G-1 Accounting and Appropriation Data

ACRN   Accounting and Appropriation Data

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

Total:

Amount [**Redacted**] [**Redacted**] [**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

HM0210-13-C-N002-P00055

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

(U) SECTION A – See Standard Form (SF) 1449, Solicitation, Offer and Award

(U) SECTION B - Supplies or Services/Prices

Contract Line Item Number (CLIN) Series 0000, 0100* and 0200*are "[**Redacted**]" under this reissued contract, HM0210‑13‑C‑N002. The effort under the aforementioned CLIN Series was accomplished under the predecessor contract, HM0210‑10‑C‑0002. The remaining CLIN Series, including options, are shown in this reissued contract.

******

(U) BASE PERIOD: [**Redacted**] (Reference Contract HM0210 10-C-0002)

B.1     (U) CLINs 0001, 0101 and 0201:  [**Redacted**]

B.2     (U) CLINs 0002, 0102 and 0202:  [**Redacted**]

B.3     (U) CLINs 0003, 0103 and 0203:  [**Redacted**]

B.4     (U) CLINs 0004, 0104 and 0204:  [**Redacted**]

B.5     (U) CLINs 0005, 0105 and 0205:  [**Redacted**]

B.6     (U) CLINs 0006, 0106 and 0206:  [**Redacted**]

B.7     (U) TOTAL CONTRACT PRICE/TOTAL CONTRACT FUNDING

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0000
Contract Year 1: 0001, 0002, 0003, 0004, 0005, 0006 and 0007	[**Redacted**] (reference Contract HM0210-10-C-0002)

CLIN Series 0100
Contract Year 2: 0101, 0102, 0103, 0104,0105, 0106 and 0107	[**Redacted**] (reference Contract HM0210-10-C-0002)

CLIN Series 0200
Contract Year 3: 0201,0202, 0203, 0204,0205, 0206 and 0207	[**Redacted**] (reference Contract HM0210-10-C-0002)

CLIN Series 0300
0301	$ 250,000,000.00	[**Redacted**]	[**Redacted**]
0302	[**Redacted**]	[**Redacted**]	[**Redacted**]
0303	[**Redacted**]	[**Redacted**]	[**Redacted**]
0304	[**Redacted**]	[**Redacted**]	[**Redacted**]
0305	[**Redacted**]	[**Redacted**]	[**Redacted**]
0306	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 4	[**Redacted**]	[**Redacted**]	[**Redacted**]

Contract Page 21 of 64

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HM0210-13-C-N002-P00055

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WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0400
0401	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0402	[**Redacted**]	[**Redacted**]	[**Redacted**]
0403	[**Redacted**]	[**Redacted**]	[**Redacted**]
0404	[**Redacted**]	[**Redacted**]	[**Redacted**]
0405	[**Redacted**]	[**Redacted**]	[**Redacted**]
0406	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0408	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 5	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0500
0501	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0502	[**Redacted**]	[**Redacted**]	[**Redacted**]
0503	[**Redacted**]	[**Redacted**]	[**Redacted**]
0504	[**Redacted**]	[**Redacted**]	[**Redacted**]
0505	[**Redacted**]	[**Redacted**]	[**Redacted**]
0506	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0508	[**Redacted**]	[**Redacted**]	[**Redacted**]
0509	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 6	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0600
0601	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0602	[**Redacted**]	[**Redacted**]	[**Redacted**]
0603	[**Redacted**]	[**Redacted**]	[**Redacted**]
0604	[**Redacted**]	[**Redacted**]	[**Redacted**]
0605	[**Redacted**]	[**Redacted**]	[**Redacted**]
0606	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0608	[**Redacted**]	[**Redacted**]	[**Redacted**]
0609	[**Redacted**]	[**Redacted**]	[**Redacted**]
0610	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 7	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0700
0701	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0702	[**Redacted**]	[**Redacted**]	[**Redacted**]
0703	[**Redacted**]	[**Redacted**]	[**Redacted**]
0704	[**Redacted**]	[**Redacted**]	[**Redacted**]
0705	[**Redacted**]	[**Redacted**]	[**Redacted**]
0706	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0708	[**Redacted**]	[**Redacted**]	[**Redacted**]

Subtotal Contract Year 8	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0800
0801	$ 300,000,000.00	[**Redacted**]	[**Redacted**]

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00055

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
0802	[**Redacted**]	[**Redacted**]	[**Redacted**]
0803	[**Redacted**]	[**Redacted**]	[**Redacted**]
0804	[**Redacted**]	[**Redacted**]	[**Redacted**]
0805	[**Redacted**]	[**Redacted**]	[**Redacted**]
0806	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]

Subtotal Contract Year 9	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0900
0901	$ 300 000,000.00	[**Redacted**]	[**Redacted**]
0902	[**Redacted**]	[**Redacted**]	[**Redacted**]
0903	[**Redacted**]	[**Redacted**]	[**Redacted**]
0904	[**Redacted**]	[**Redacted**]	[**Redacted**]
0905	[**Redacted**]	[**Redacted**]	[**Redacted**]
0906	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]

Subtotal Contract Year 10	[**Redacted**]	[**Redacted**]	[**Redacted**]

Total Contract Value with Options	$ 2,588,780,000.00	[**Redacted**]	[**Redacted**]

B.8         (U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incidental to the satisfactory and timely performance of CLINs 030 I through 0306 (and Option CLINs if exercised) as stated below.

B.9         (U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price (FFP) and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)         OPTION PERIODS

B.10       (U) OPTION CLINs 0301,0401,0501, 0601, 0701, 0801 and 0901- COMMERCIAL SATELLITE IMAGERY- SERVICE LEVEL AGREEMENT (SLA) OR SATELLITE ACCESS AGREEEMENT (SAA) FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U) The scope of this FFP CLIN Series for the acquisition and delivery of imagery and associated imagery support data from the Contractor's satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work (Appendix B for the SLA or Appendix K for the SAA), and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is priced at the amounts set forth below.

This Table is UNCLASSIFIED
Options: Contract Years 2 through10

Contract Page 23 of 64
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HM0210-13-C-N002-P00055

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G.S        (U) NGA:  PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (SEP 2003)

(U) In accordance with DFARS 204.7107, the following instructions are provided for payment of CLINs with multiple lines of accounting:   FROM THE OLDEST LINES OF ACCOUNTING FIRST.

G.6         (U) ACCOUNTING AND APPROPRIATION DATA

This Table is UNCLASSIFIED
Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
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[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
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			Total	[**Redacted**]

Contract Page 33 of 64
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Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	Total	[**Redacted**]
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	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
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			Total	[**Redacted**]

Contract Page 34 of 64
UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00055

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
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			Total	[**Redacted**]
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			Total	[**Redacted**]
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			Total	[**Redacted**]

Contract Page 34a of 64
UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00055

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
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Contract Page 34b of 64
UNCLASSIFIED//FOR OFFICIAL USE ONLY
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